SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: August 15, 2000

                         FNANB CREDIT CARD MASTER TRUST

             (Exact name of registrant as specified in its charter)


  United States                  333-32591                      58-1897792
  -------------                  ---------                      ----------
 (State or other                (Commission                    (IRS Employer
  jurisdiction                   File No.)                  Identification No.)
of incorporation)

  225 Chastain Meadows Court, Kennesaw, Georgia                     30144
  ---------------------------------------------                     -----
    (Address of principal executive offices)                      (Zip Code)

    Registrant's telephone number, including area code: 770-423-7900

Item 5               Other Events.
                     -------------

                     The registrant distributed the Certificateholders Statement
                     for  the   month  of  July  2000  to  the   Series   1997-2
                     Certificateholders on August 15, 2000.

                     The registrant distributed the Certificateholders Statement
                     for  the   month  of  July  2000  to  the   Series   1998-1
                     Certificateholders on August 15, 2000.

                                      - 1 -


Item 7(c).           Exhibits.
                     ---------

                     The  following  is filed as an exhibit to this report under
                     Exhibit 28:

    99.1             Series 1997-2 Certificateholders Statement for the month of
                     July 2000.

    99.2             Series 1998-1 Certificateholders Statement for the month of
                     July 2000.



                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            FNANB CREDIT CARD
                                            MASTER TRUST

                                            By:    FIRST NORTH AMERICAN
                                                   NATIONAL BANK, as
                                                   Transferor and Servicer

                                            By:
                                                   Michael T. Chalifoux
                                                   Chairman of the Board

Date:      August 15, 2000

                                       -2-








                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    EXHIBITS

                                       TO

                                    FORM 8-K

                         FNANB CREDIT CARD MASTER TRUST




                                INDEX TO EXHIBITS

Exhibit
Number                              Exhibit

 99.1                Series 1997-2 Certificateholders Statement for the month of
                     July 2000.


 99.2                Series 1998-1 Certificateholders Statement for the month of
                     July 2000.